[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) GLOBAL TOTAL
               RETURN FUND

               SEMIANNUAL REPORT o APRIL 30,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 35 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended April 30, 2001, Class A shares of the fund provided a total return of -1.78%, Class B shares -2.13%, Class C shares -2.10%, and Class I shares -1.60%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, and compare to these returns for the fund's following benchmarks, -12.07% for the Standard & Poor's 500 Composite Index (the S&P 500); -5.43% for a benchmark composed of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index); and -3.87% for the Lipper Global Flexible Fund Index. The S&P 500 is a popular, unmanaged index of common stock total return performance. The customized index is composed of the MSCI World Index, a broad, unmanaged market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, and the J.P. Morgan Global Government Bond Index, an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. During the same period, the average global flexible fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -4.41%.

Q.  WHAT FACTORS HELPED THE FUND OUTPERFORM ITS BENCHMARKS DURING THE PERIOD?

A. Amid one of the most turbulent periods for equities around the world, the fund benefited from strong security selection within its fixed-income and equity holdings; beneficial regional exposure also aided performance, as United States and European holdings were among the largest contributors. In addition, as market sentiment continued to favor undervalued, high-quality, established companies, our minimal exposure to technology and a bias toward value-oriented stocks helped performance. Our significant exposure to the financial services, health care, consumer staples, and industrial goods and services sectors also helped the fund's performance relative to its benchmarks.

Q. GIVEN THE DIFFICULT MARKET ENVIRONMENT FOR U.S. STOCKS, IT WAS SURPRISING TO SEE THAT THE UNITED STATES REMAINED THE LARGEST REGIONAL EXPOSURE FOR THE FUND. WHAT WAS THE REASON FOR THE SIGNIFICANT WEIGHTING IN THE UNITED STATES?

A. Our country allocations are ancillary to our bottom-up investment approach, which is dictated by our Original Research(SM) and company-by-company security selection process. That process led us to invest in a broad range of countries and industries; however, we found a greater number of opportunities for growth and capital appreciation in the United States.

Q. CAN YOU TELL US MORE ABOUT THE SPECIFIC OPPORTUNITIES YOU FOUND IN THE UNITED STATES?

A. We found opportunities in financial services. Specifically, we increased our positions in diversified financial services and multiline insurance companies such as St. Paul Companies and John Hancock Financial. Within the health care industry, we liked the prospects of pharmaceutical companies such as Eli Lilly and Bristol-Myers Squibb. We also increased our exposure across the consumer staples, industrial goods, and energy sectors, as we have seen improving or continued favorable earnings outlooks for many of these companies.

Q. DID YOU INCORPORATE ANY STRATEGIES TO COMBAT THE DIFFICULT AND VOLATILE ENVIRONMENT WE EXPERIENCED?

A. We believe the severe selloff we've experienced in the global equity markets during the past year amplifies the importance of diversification and sticking to an investment discipline. As we alluded to, our primary goal was to find high-quality companies across a broad range of industries. During a period in which many companies were issuing warnings of slower earnings growth, our focus was to avoid companies that we believed had a high chance of missing their earnings estimates. In this environment, we stuck to our basics -- extensive research, which painstakingly analyzes and researches each company in which we invest.

Q.  WHAT WAS THE FUND'S FIXED-INCOME STRATEGY DURING THE PERIOD?

A. A key component of the fund's strategy was its portfolio of high-quality fixed-income securities, which is designed to help cushion the blow of downturns in the global stock market. In light of the extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the period. The fund typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits. During the period, our focus remained on dollar-bloc bonds, particularly in the United States, and our heavy concentration in U.S. Treasuries proved to be among the best-performing bonds in the global fixed-income marketplace. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity)

Q.  WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S RETURNS?

A. Some of the biggest contributors to performance were consumer stocks such as Diageo and Philip Morris, aircraft manufacturer Empresa, oil services company Haliburton, and the Spanish electric power company Iberdrola. Each of these companies produced accelerating earnings growth, despite the weak global economic environment, and their stock prices were thus reflected. Past performance is no guarantee of future results.

Q.  WHICH AREAS DETRACTED FROM PERFORMANCE?

A. Given concerns about overcapacity, heavy debt loads, a slowing global economy, and previously expensive valuations, it's no surprise that the majority of our telecommunications stocks hurt performance during the period. Despite our belief that we held some of the highest-quality companies within the industry, these companies were not spared in the sharp selloff the industry experienced during the past year.

Q.  WHAT'S YOUR OUTLOOK FOR GLOBAL MARKETS?

A. As we've stated in the past, we don't pretend to be able to predict which direction the market is headed. That said, we believe that the fund's balanced strategy could continue to be beneficial during a volatile market environment. As always, we plan to take full advantage of any buying opportunities offered by any further declines in the market while strategically selecting fixed-income securities in an effort to reduce the fund's overall risk.

/s/ Stephen C. Bryant                  /s/ Steven R. Gorham

    Stephen C. Bryant                      Steven R. Gorham
    Portfolio Manager                      Portfolio Manager

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

STEVEN R. GORHAM, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE. HE JOINED THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R) A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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  OBJECTIVE:              SEEKS TOTAL RETURN: ABOVE-AVERAGE INCOME (COMPARED TO
                          AN ALL-STOCK PORTFOLIO) AND OPPORTUNITIES FOR GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  SEPTEMBER 4, 1990

  CLASS INCEPTION:        CLASS A  SEPTEMBER 4, 1990
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $363 MILLION NET ASSETS AS OF APRIL 30, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A

                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -1.78%       -1.08%      +13.17%      +56.08%      +179.63%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         -1.08%      + 4.21%      + 9.31%      + 10.83%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -5.78%      + 2.53%      + 8.25%      + 10.29%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -2.13%       -1.76%      +10.91%      +50.90%      +165.63%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         -1.76%      + 3.51%      + 8.58%      + 10.26%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -5.35%      + 2.71%      + 8.29%      + 10.26%
--------------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -2.10%       -1.73%      +10.95%      +51.07%      +166.71%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         -1.73%      + 3.53%      + 8.60%      + 10.31%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                                 --         -2.63%      + 3.53%      + 8.60%      + 10.31%
--------------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months       1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -1.60%       -0.73%      +14.47%      +58.65%      +184.24%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                                 --         -0.73%      + 4.61%      + 9.67%      + 11.01%
--------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

This portfolio is non-diversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                           18.4%
              HEALTH CARE                                  13.3%
              CONSUMER STAPLES                             11.1%
              UTILITIES & COMMUNICATIONS                   10.3%
              INDUSTRIAL GOODS & SERVICES                   9.8%

TOP 10 STOCK HOLDINGS

PHILIP MORRIS COS., INC.  2.3%       CANON, INC.  2.1%
Tobacco, food, and beverage          Japanese office equipment and
conglomerate                         imaging company

CaNADIAN NATIONAL RAILWAY CO.  2.3%  DIAGEO PLC  2.0%
Railway/transportation company       Worldwide consumer goods company

ING GROEP N.V.  2.2%                 INTERNATIONAL BUSINESS MACHINES CORP.  2.0%
Dutch financial services company     Computer and business equipment company

TYCO INTERNATIONAL LTD.  2.1%        PHARMACIA CORP.  2.0%
Security systems, packaging, and     Pharmaceutical, health care, and
electronicequipment conglomerate     agricultural products company

AKZO NOBEL N.V.  2.1%                TOTALFINAELF S.A.  2.0%
Diversified Dutch chemical company   Oil exploration and production company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Stocks - 57.5%
------------------------------------------------------------------------------
ISSUER                                                    SHARES         VALUE
------------------------------------------------------------------------------
Foreign Stocks - 32.5%
  Australia - 0.9%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                           218,897  $  1,563,734
    QBE Insurance Group Ltd. (Insurance)*                304,793     1,756,178
                                                                  ------------
                                                                  $  3,319,912
------------------------------------------------------------------------------
  Brazil - 0.7%
    Companhia de Bebidas das Americas, ADR
      (Food and Beverage Products)                        22,870  $    558,028
    Empresa Brasileira de Aeronautica S.A.,
      ADR (Aerospace and Defense)                         44,220     1,981,498
                                                                  ------------
                                                                  $  2,539,526
------------------------------------------------------------------------------
  Canada - 2.0%
    BCE, Inc. (Telecommunications)                        38,150  $    951,843
    Canadian National Railway Co. (Railroads)            118,787     4,702,777
    Manitoba Telecom Services, Inc.
     (Telecommunications)                                 65,550     1,679,839
                                                                  ------------
                                                                  $  7,334,459
------------------------------------------------------------------------------
  Denmark - 0.7%
    Danske Bank (Banks and Credit Cos.)                   92,460  $  1,489,411
    ISS A/S (Business Services)*                          14,910       868,551
                                                                  ------------
                                                                  $  2,357,962
------------------------------------------------------------------------------
  France - 5.9%
    Alcatel Co. (Telecommunications)*                      6,580  $    214,198
    Alstom (Transportation)                               50,680     1,460,977
    Aventis S.A. (Pharmaceuticals)                        31,390     2,430,687
    Castorama Dubois Investisse (Retail)                   9,957     2,128,478
    Groupe Danone (Food and Beverage Products)*           10,100     1,312,449
    Sanofi-Synthelabo S.A. (Medical and
      Health Products)                                    42,010     2,518,969
    Societe Television Francaise 1
      (Entertainment)*                                    51,683     2,168,365
    STMicroelectronics N.V. (Electronics)                 44,100     1,777,854
    Technip S.A. (Engineering)                            12,910     2,009,680
    TotalFinaElf S.A., ADR (Oils)                         55,430     4,151,707
    Vivendi Environnement (Utilities)*                    27,600     1,208,392
                                                                  ------------
                                                                  $ 21,381,756
------------------------------------------------------------------------------
  Germany - 1.0%
    Fresenius AG, Preferred (Medical Supplies)             6,920  $  1,224,539
    Henkel KGaA, Preferred (Chemicals)                    23,800     1,498,852
    KarstadQuelle AG (Retail)                             27,220       844,079
                                                                  ------------
                                                                  $  3,567,470
------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)                               255,500  $  1,258,072
------------------------------------------------------------------------------
  Italy - 1.1%
    Assicurazioni Generali S.p.A. (Insurance)             56,700  $  1,830,661
    San Paolo - IMI S.p.A. (Banks and
      Credit Cos.)                                       146,770     2,050,413
                                                                  ------------
                                                                  $  3,881,074
------------------------------------------------------------------------------
  Japan - 4.4%
    Canon, Inc. (Electronics)                            110,000  $  4,318,439
    Fast Retailing Co., Ltd. (Retail)                      8,100     1,748,640
    Fuji Heavy Industries Ltd. (Automotive)               58,000       422,066
    Honda Motor Co., Ltd. (Automotive)                    21,000       844,828
    Mitsubishi Electric Corp. (Electronics)               99,000       593,006
    NTT DoCoMo, Inc. (Telecommunications)                    122     2,508,337
    Secom Co., Ltd. (Consumer Goods
      and Services)                                       39,200     2,379,796
    Sumitomo Electric Industries, Ltd.
      (Electronics)                                       44,000       544,213
    Tokyo Broadcasting System, Inc.
      (Entertainment)                                     45,000     1,008,985
    Tokyo Gas Co. Ltd. (Gas)                             548,000     1,539,226
    Uni-Charm Corp. (Forest and Paper
      Products)                                            3,200       125,368
                                                                  ------------
                                                                  $ 16,032,904
------------------------------------------------------------------------------
  Mexico - 0.2%
    Fomento Economico Mexicano S.A. de C.V.,
      ADR (Food and Beverage Products)                    22,410  $    856,062
------------------------------------------------------------------------------
  Netherlands - 3.8%
    Akzo Nobel N.V. (Chemicals)                          104,170  $  4,338,122
    ING Groep N.V. (Financial Services)                   66,886     4,566,466
    Royal Dutch Petroleum Co., ADR (Oils)                 59,630     3,549,774
    Unilever N.V. (Food and Beverage Products)            26,400     1,493,991
                                                                  ------------
                                                                  $ 13,948,353
------------------------------------------------------------------------------
  Singapore - 0.2%
    Singapore Press Holdings Ltd.
      (Printing and Publishing)                           58,700  $    673,897
------------------------------------------------------------------------------
  Spain - 1.2%
    Altadis S.A. (Tobacco)                                68,500  $    850,633
    Iberdrola S.A. (Utilities - Electric)                160,300     2,364,554
    Repsol YPF, S.A. (Oils)                               59,510     1,103,214
                                                                  ------------
                                                                  $  4,318,401
------------------------------------------------------------------------------
  Sweden - 0.4%
    Saab AB, "B" (Aerospace)                             156,100  $  1,301,975
------------------------------------------------------------------------------
  Switzerland - 2.6%
    Nestle S.A. (Food and Beverage Products)               1,561  $  3,232,510
    Novartis AG (Medical and Health Products)              2,365     3,675,798
    Syngenta AG (Chemicals)*                              41,921     2,124,326
    Synthes-Stratec, Inc. (Medical and Health
      Products)*##                                           760       452,200
                                                                  ------------
                                                                  $  9,484,834
------------------------------------------------------------------------------
  United Kingdom - 7.1%
    AstraZeneca Group PLC (Medical and Health
      Products)                                            9,593  $    449,189
    Bank of Scotland (Banks and Credit Cos.)*            166,640     1,913,510
    Boots Co. PLC (Retail)*                               48,080       424,558
    BP Amoco PLC, ADR (Oils)                              45,686     2,470,699
    British Telecommunications PLC
     (Telecommunications)*                                48,284       385,277
    CGNU PLC (Insurance)*                                194,147     2,693,012
    Chubb Corp. (Insurance)*                             385,900       910,531
    Diageo PLC (Food and Beverage Products)*             406,022     4,267,492
    HSBC Holdings PLC (Banks and Credit Cos.)*            36,890       485,852
    Reckitt Benckiser PLC (Consumer Goods and
       Services)                                          79,200     1,079,896
    Reed International PLC (Publishing)                  187,600     1,859,097
    Reuters Group PLC (Business Services)                 49,300       722,614
    Royal Bank of Scotland PLC (Banks and
      Credit Cos.)*                                       51,630     1,195,322
    Smith & Nephew PLC (Medical Products)*               334,080     1,574,134
    Standard Chartered PLC (Banks and
      Credit Cos.)                                        96,560     1,366,999
    Vodafone Group PLC (Telecommunications)*           1,334,394     4,050,118
                                                                  ------------
                                                                  $ 25,848,300
------------------------------------------------------------------------------
Total Foreign Stocks                                              $118,104,957
------------------------------------------------------------------------------
U.S. Stocks - 25.0%
  Advertising & Broadcasting - 0.6%
    Omnicom Group, Inc.                                   25,050  $  2,200,642
------------------------------------------------------------------------------
  Aerospace - 1.3%
    Boeing Co.                                            51,080  $  3,156,744
    General Dynamics Corp.                                 6,350       489,458
    United Technologies Corp.                             16,080     1,255,526
                                                                  ------------
                                                                  $  4,901,728
------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                        4,900  $    204,869
------------------------------------------------------------------------------
  Automotive - 0.1%
    Visteon Corp.                                         28,800  $    476,064
------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.4%
    Bank of America Corp.                                  7,600  $    425,600
    PNC Financial Services Group                          11,280       733,990
    Providian Financial Corp.                              5,720       304,876
                                                                  ------------
                                                                  $  1,464,466
------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Pharmacia Corp.                                       81,167  $  4,241,787
------------------------------------------------------------------------------
  Business Machines - 1.9%
    Hewlett-Packard Co.                                   95,700  $  2,720,751
    International Business Machines Corp.                 37,020     4,262,483
                                                                  ------------
                                                                  $  6,983,234
------------------------------------------------------------------------------
  Business Services - 0.2%
    Automatic Data Processing, Inc.                        6,600  $    358,050
    United Parcel Service, Inc.                            5,800       333,210
                                                                  ------------
                                                                  $    691,260
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                                 13,830  $    242,025
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.1%
    Microsoft Corp.*                                       3,570  $    241,868
------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    EMC Corp.*                                             5,540  $     219,38
------------------------------------------------------------------------------
  Consumer Goods & Services - 2.6%
    Philip Morris Cos., Inc.                              97,370  $  4,879,211
    Tyco International Ltd.                               83,284     4,444,867
                                                                  ------------
                                                                  $  9,324,078
------------------------------------------------------------------------------
  Electrical Equipment - 1.1%
    General Electric Co.                                  80,530  $  3,908,121
------------------------------------------------------------------------------
  Energy
    Aquila Inc.*                                             400  $     12,124
------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Fannie Mae                                             9,300  $    746,418
    FleetBoston Financial Corp.                            9,800       376,026
    Freddie Mac                                           36,320     2,389,856
    Goldman Sachs Group, Inc.                              3,930       358,023
    Merrill Lynch & Co., Inc.                             18,120     1,118,004
                                                                  ------------
                                                                  $  4,988,327
------------------------------------------------------------------------------
  Financial Services - 0.4%
    J. P. Morgan Chase & Co.                               3,920  $    188,082
    John Hancock Financial Services, Inc.                 37,870     1,406,870
                                                                  ------------
                                                                  $  1,594,952
------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Anheuser-Busch Cos., Inc.                             77,100  $  3,083,229
------------------------------------------------------------------------------
  Gas - 0.1%
    Praxair, Inc.                                          9,100  $    430,703
------------------------------------------------------------------------------
  Healthcare - 0.2%
    HCA-The Healthcare Co.                                18,600  $    719,820
------------------------------------------------------------------------------
  Insurance - 2.6%
    AFLAC, Inc.                                           19,300  $    613,740
    American International Group, Inc.                    33,250     2,719,850
    Gallagher (Arthur J.) & Co.                           25,600       645,632
    MetLife, Inc.                                         54,750     1,587,750
    Nationwide Financial Services, Inc., "A"              11,580       474,317
    St. Paul Cos., Inc.                                   66,020     2,977,502
    UnumProvident Corp.                                   17,940       536,585
                                                                  ------------
                                                                  $  9,555,376
------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                                     73,900  $  3,035,073
    Ingersoll-Rand Co.                                    17,070       802,290
                                                                  ------------
                                                                  $  3,837,363
------------------------------------------------------------------------------
  Manufacturing - 0.2%
    Minnesota Mining & Manufacturing Co.                   6,300  $    749,763
------------------------------------------------------------------------------
  Medical & Health Products - 2.7%
    American Home Products Corp.                          58,510  $  3,378,952
    Bristol-Myers Squibb Co.                              65,390     3,661,840
    Lilly (Eli) & Co.                                     22,800     1,938,000
    Pfizer, Inc.                                           9,200       398,360
    Stryker Corp.                                          9,200       545,468
                                                                  ------------
                                                                  $  9,922,620
------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Applera Corp. - Applied Biosystems Group               4,900  $    157,094
    IMS Health, Inc.                                      15,900       436,455
                                                                  ------------
                                                                  $    593,549
------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                           54,390  $  2,251,746
------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                     8,810  $    346,145
    Halliburton Co.                                       56,170     2,427,106
    Schlumberger Ltd.                                     12,300       815,490
                                                                  ------------
                                                                  $  3,588,741
------------------------------------------------------------------------------
  Oils - 1.1%
    Exxon Mobil Corp.                                     28,290  $  2,506,494
    Occidental Petroleum Corp.                            27,800       837,336
    Santa Fe International Corp.                          13,730       521,740
                                                                  ------------
                                                                  $  3,865,570
------------------------------------------------------------------------------
  Retail - 0.8%
    CVS Corp.                                             45,300  $  2,670,435
    The Gap, Inc.                                         13,720       380,181
                                                                  ------------
                                                                  $  3,050,616
------------------------------------------------------------------------------
  Supermarket - 0.4%
    Kroger Co.*                                           17,000  $    384,030
    Safeway, Inc.*                                        18,760     1,018,668
                                                                  ------------
                                                                  $  1,402,698
------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Cabletron Systems, Inc.*                              16,010  $    251,037
    CIENA Corp.*                                           2,740       150,864
    Qwest Communications International, Inc.*             17,140       701,026
    Sprint Corp. (PCS Group)*                             14,150       362,665
    Verizon Communications                                75,200     4,141,264
                                                                  ------------
                                                                  $  5,606,856
------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    NiSource, Inc.                                        15,300  $    455,481
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 90,809,060
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $178,624,445)                      $208,914,017
------------------------------------------------------------------------------

Bonds - 36.2%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 19.6%
  U.S. Government Agencies - 1.5%
    FNMA, 6.5s, 2016                                   $   2,566  $  2,589,222
    SLMA, 4.75s, 2004                                      2,900     2,884,021
                                                                  ------------
                                                                  $  5,473,243
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 18.1%
    U.S. Treasury Bonds, 6.25s, 2023                   $  11,111  $ 11,544,996
    U.S. Treasury Notes, 5.75s, 2005                       4,587     4,746,123
    U.S. Treasury Notes, 6.125s, 2007                     40,984    43,129,102
    U.S. Treasury Notes, 5.75s, 2010                       6,166     6,323,048
                                                                  ------------
                                                                  $ 65,743,269
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 71,216,512
------------------------------------------------------------------------------
Foreign Bonds - 16.6%
  Australia - 0.4%
    Commonwealth of Australia, 7.5s, 2009            AUD   2,385  $  1,358,619
------------------------------------------------------------------------------
  Canada - 1.8%
    Government of Canada, 6s, 2005                   CAD   1,042  $    695,028
    Government of Canada, 5.25s, 2008                      3,041     2,931,062
    Government of Canada, 5.5s, 2009                       4,390     2,819,664
                                                                  ------------
                                                                  $  6,445,754
------------------------------------------------------------------------------
  Denmark - 1.1%
    Kingdom of Denmark, 7s, 2007                     DKK  30,341  $  3,964,879
------------------------------------------------------------------------------
  Germany - 4.7%
    Federal Republic of Germany, 4.5s, 2009          EUR  19,785    16,989,345
------------------------------------------------------------------------------
  Greece - 1.0%
    Hellenic Republic, 8.9s, 2003                    EUR   1,902  $  1,810,016
    Hellenic Republic, 8.7s, 2005                          1,212     1,214,797
    Hellenic Republic, 8.6s, 2008                            566       591,855
                                                                  ------------
                                                                  $  3,616,668
------------------------------------------------------------------------------
  Italy - 0.9%
    Republic of Italy, 5s, 2008                      EUR   3,578  $  3,132,897
------------------------------------------------------------------------------
  Japan - 2.4%
    Development Bank of Japan, 1.75s, 2010
      (Banks and Credit Cos.)                        JPY 201,000  $  1,696,952
    International Bank for Reconstruction
      & Development, 5s, 2006
      (Banks and Credit Cos.)                          $   4,319     4,247,262
    International Bank for Reconstruction
      & Developement, 2s, 2008
      (Banks and Credit Cos.)                        JPY 339,200     2,969,128
                                                                  ------------
                                                                  $  8,913,342
------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 9.875s, 2010                $     334  $    360,386
------------------------------------------------------------------------------
  New Zealand - 0.7%
    Government of New Zealand, 7s, 2009              NZD   5,794  $  2,471,217
------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                      SEK   4,000    $  408,190
    Kingdom of Sweden, 5s, 2009                           11,055     1,075,109
                                                                  ------------
                                                                  $  1,483,299
------------------------------------------------------------------------------
  United Kingdom - 3.1%
    United Kingdom Treasury, 6.75s, 2004             GBP   7,506  $ 11,301,768
------------------------------------------------------------------------------
Total Foreign Bonds                                               $ 60,038,174
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $136,272,349)                       $131,254,686
------------------------------------------------------------------------------

Short-Term Obligations - 4.8%
------------------------------------------------------------------------------
    American Express Credit Corp.,
      due 5/01/01                                      $     566  $    566,000
    American General Finance Corp.,
      due 5/01/01                                            172       172,000
    Cargill, Inc., due 5/01/01                               733       733,000
    Citigroup, Inc., due 5/01/01                           1,010     1,010,000
    CXC Inc., due 5/01/01                                  2,291     2,291,000
    Dow Chemical Co., due 5/01/01                            421       421,000
    General Electric Capital Corp.,
      due 5/01/01                                          2,024     2,024,000
    New Center Asset Trust, due 5/01/01                    8,483     8,483,000
    Prudential Funding Corp., due 5/01/01                    504       504,000
    Trident Capital Finance Inc. Yrs 1+2,
      due 5/01/01                                          1,077     1,077,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     17,281,000
------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE               (000 OMITTED)
------------------------------------------------------------------------------
    Japanese Government Bonds/May/137.29
      (Premiums Paid, $53,794)                       JPY 540,000  $     90,262
------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)
------------------------------------------------------------------------------
    Merrill Lynch, dated 4/30/01, due 5/01/01
      total to be received $590,076 (secured
      by various U.S. Treasury and Government
      Agency obligations in a jointly traded
      account), at Cost                                $     590  $    590,000
------------------------------------------------------------------------------
Total Investments
  (Identified Cost, $332,821,588)                                 $358,129,965
------------------------------------------------------------------------------

Put Options Written
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE               (000 OMITTED)
------------------------------------------------------------------------------
    Japanese Government Bonds/May/137.29
      (Premiums Received, $53,794)                  JPY (540,000) $     (7,649)
------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.3%                                4,842,674
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $362,964,990
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD   = Australian Dollars                GBP  = British Pounds
CAD   = Canadian Dollars                  JPY  = Japanese Yen
DKK   = Danish Kroner                     NZD  = New Zealand Dollars
EUR   = Euro                              SEK  = Swedish Krona

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $332,821,588)            $358,129,965
  Investment of cash collateral for securities loaned, at
    cost and value                                                   12,778,638
  Cash                                                                        4
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   328,208
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                          334,656
  Receivable for fund shares sold                                       461,196
  Receivable for investments sold                                     1,531,295
  Interest and dividends receivable                                   3,000,191
  Other assets                                                            3,809
                                                                   ------------
      Total assets                                                 $376,567,962
                                                                   ------------
Liabilities:
  Payable to custodian                                             $        928
  Payable for fund shares reacquired                                    343,129
  Payable for investments purchased                                     223,503
  Net payable for forward foreign currency exchange
contracts to purchase                                                    12,024
  Collateral for securities loaned, at value                         12,778,638
  Written options outstanding, at value (premiums received,
    $53,794)                                                              7,649
  Payable to affiliates -
    Management fee                                                       22,957
    Shareholder servicing agent fee                                       2,988
    Distribution and service fee                                         18,675
    Administrative fee                                                      523
  Accrued expenses and other liabilities                                191,958
                                                                   ------------
      Total liabilities                                            $ 13,602,972
                                                                   ------------
Net assets                                                         $362,964,990
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $338,526,860
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     25,975,509
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                    (2,926,164)
  Accumulated undistributed net investment income                     1,388,785
                                                                   ------------
      Total                                                        $362,964,990
                                                                   ============
Shares of beneficial interest outstanding                           29,398,908
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $206,989,057 / 16,767,190 shares of
     beneficial interest outstanding)                                 $12.34
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $12.96
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $112,464,605 / 9,101,477 shares of
     beneficial interest outstanding)                                 $12.36
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $41,980,933 / 3,406,362 shares of
     beneficial interest outstanding)                                 $12.32
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,530,395 / 123,879 shares of
     beneficial interest outstanding)                                 $12.35
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 3,875,205
    Dividends                                                         1,610,527
    Foreign taxes withheld                                             (128,656)
                                                                    -----------
      Total investment income                                       $ 5,357,076
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,353,713
    Trustees' compensation                                               19,670
    Shareholder servicing agent fee                                     167,278
    Distribution and service fee (Class A)                              308,067
    Distribution and service fee (Class B)                              570,977
    Distribution and service fee (Class C)                              213,828
    Administrative fee                                                   20,251
    Custodian fee                                                       110,799
    Postage                                                              23,161
    Printing                                                             33,208
    Auditing fees                                                         8,817
    Legal fees                                                              296
    Miscellaneous                                                        93,693
                                                                    -----------
      Total expenses                                                $ 2,923,758
    Fees paid indirectly                                                (19,381)
                                                                    -----------
      Net expenses                                                  $ 2,904,377
                                                                    -----------
        Net investment income                                       $ 2,452,699
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(3,339,038)
    Written option transactions                                         283,137
    Foreign currency transactions                                       226,730
                                                                    -----------
        Net realized loss on investments and foreign currency
          transactions                                              $(2,829,171)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(4,823,935)
    Written options                                                        (940)
    Translation of assets and liabilities in foreign currencies          29,696
                                                                    -----------
        Net unrealized loss on investments and foreign currency
          translation                                               $(4,795,179)
                                                                    -----------
          Net realized and unrealized loss on investments and
            foreign currency                                        $(7,624,350)
                                                                    -----------
            Decrease in net assets from operations                  $(5,171,651)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                     YEAR ENDED
                                                              APRIL 30, 2001               OCTOBER 31, 2000
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  2,452,699                   $  8,394,291
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (2,829,171)                    23,508,598
  Net unrealized loss on investments and foreign currency
    translation                                                  (4,795,179)                    (4,854,279)
                                                               ------------                   ------------
    Increase (decrease) in net assets from operations          $ (5,171,651)                  $ 27,048,610
                                                               ------------                   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (4,815,771)                  $ (2,966,433)
  From net investment income (Class B)                           (2,417,823)                    (1,297,376)
  From net investment income (Class C)                             (885,240)                      (592,734)
  From net investment income (Class I)                              (50,288)                       (30,408)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (10,490,998)                   (13,850,883)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (7,102,849)                    (9,623,474)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (2,642,916)                    (3,895,074)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (96,226)                      (113,766)
                                                               ------------                   ------------
    Total distributions declared to shareholders               $(28,502,111)                  $(32,370,148)
                                                               ------------                   ------------
Net increase (decrease) in net assets from fund share
  transactions                                                 $ 53,100,024                   $(22,720,438)
                                                               ------------                   ------------
      Total increase (decrease) in net assets                  $ 19,426,262                   $(28,041,976)
Net assets:
  At beginning of period                                        343,538,728                    371,580,704
                                                               ------------                   ------------
  At end of period (including accumulated undistributed net
    investment income of $1,388,785 and $7,105,208,
    respectively)                                              $362,964,990                   $343,538,728
                                                               ============                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2001              2000             1999             1998           1997           1996
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $13.76            $13.98           $14.59           $13.84         $12.73         $11.57
                                      ------            ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income               $ 0.11            $ 0.36           $ 0.25           $ 0.28         $ 0.31         $ 0.34
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                       (0.33)             0.70             0.45             1.57           1.61           1.46
                                      ------            ------           ------           ------         ------         ------
      Total from investment
        operations                    $(0.22)           $ 1.06           $ 0.70           $ 1.85         $ 1.92         $ 1.80
                                      ------            ------           ------           ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income          $(0.38)           $(0.23)          $(0.24)          $(0.18)        $(0.21)        $(0.63)
  From net realized gain on
    investments and foreign
    currency transactions              (0.82)            (1.05)           (0.96)           (0.92)         (0.60)         (0.01)
  In excess of net investment
    income and foreign currency
    transactions                        --                --              (0.11)            --             --             --
                                      ------            ------           ------           ------         ------         ------
      Total distributions
        declared to shareholders      $(1.20)           $(1.28)          $(1.31)          $(1.10)        $(0.81)        $(0.64)
                                      ------            ------           ------           ------         ------         ------
Net asset value - end of period       $12.34            $13.76           $13.98           $14.59         $13.84         $12.73
                                      ======            ======           ======           ======         ======         ======
Total return(+)                        (1.78)%++          7.76%            4.96%           14.29%         15.71%         16.06%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.44%+            1.51%            1.48%            1.51%          1.59%          1.63%
  Net investment income                 1.78%+            2.62%            1.74%            1.99%          2.35%          2.79%
Portfolio turnover                        38%               91%             109%             183%           143%           167%
Net assets at end of period
  (000 omitted)                     $206,989          $178,773         $187,780         $174,576       $152,919       $129,843

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                              SIX MONTHS ENDED        ------------------------------------------------------------------------
                                APRIL 30, 2001              2000             1999             1998          1997          1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $13.72            $13.95           $14.56           $13.82        $12.71        $11.52
                                        ------            ------           ------           ------        ------        ------
Income from investment operations# -
  Net investment income                 $ 0.07            $ 0.27           $ 0.16           $ 0.19        $ 0.22        $ 0.25
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.33)             0.69             0.45             1.56          1.62          1.46
                                        ------            ------           ------           ------        ------        ------
      Total from investment
        operations                      $(0.26)           $ 0.96           $ 0.61           $ 1.75        $ 1.84        $ 1.71
                                        ------            ------           ------           ------        ------        ------

Less distributions declared to shareholders -
  From net investment income            $(0.28)           $(0.14)          $(0.18)          $(0.09)       $(0.13)       $(0.47)
  From net realized gain on
    investments and foreign
    currency transactions                (0.82)            (1.05)           (0.96)           (0.92)        (0.60)        (0.01)
  In excess of net investment
    income and foreign currency
    transactions                          --                --              (0.08)            --            --           (0.04)
                                        ------            ------           ------           ------        ------        ------
      Total distributions
        declared to shareholders        $(1.10)           $(1.19)          $(1.22)          $(1.01)       $(0.73)       $(0.52)
                                        ------            ------           ------           ------        ------        ------
Net asset value - end of period         $12.36            $13.72           $13.95           $14.56        $13.82        $12.71
                                        ======            ======           ======           ======        ======        ======
Total return                             (2.13)%++          7.07%            4.22%           13.57%        15.00%        15.29%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                              2.10%+            2.16%            2.14%            2.16%         2.25%         2.34%
  Net investment income                   1.11%+            1.98%            1.13%            1.33%         1.70%         2.07%
Portfolio turnover                          38%               91%             109%             183%          143%          167%
Net assets at end of period
  (000 omitted)                       $112,465          $118,676         $130,413         $113,966       $96,931       $71,788

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                   APRIL 30, 2001             2000            1999            1998          1997          1996
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $13.68           $13.94          $14.56          $13.82        $12.72        $11.52
                                           ------           ------          ------          ------        ------        ------
Income from investment operations# -
  Net investment income                    $ 0.07           $ 0.27          $ 0.16          $ 0.19        $ 0.23        $ 0.26
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                   (0.33)            0.69            0.45            1.56          1.61          1.46
                                           ------           ------          ------          ------        ------        ------
      Total from investment
        operations                         $(0.26)          $ 0.96          $ 0.61          $ 1.75        $ 1.84        $ 1.72
                                           ------           ------          ------          ------        ------        ------

Less distributions declared to shareholders -
  From net investment income               $(0.28)          $(0.17)         $(0.19)         $(0.09)       $(0.14)       $(0.51)
  From net realized gain on
    investments and foreign currency
    transactions                            (0.82)           (1.05)          (0.96)          (0.92)        (0.60)        (0.01)
  In excess of net investment income
    and foreign currency transactions        --               --             (0.08)           --            --            --
                                           ------           ------          ------          ------        ------        ------
      Total distributions declared to
        shareholders                       $(1.10)          $(1.22)         $(1.23)         $(1.01)       $(0.74)       $(0.52)
                                           ------           ------          ------          ------        ------        ------
Net asset value - end of period            $12.32           $13.68          $13.94          $14.56        $13.82        $12.72
                                           ======           ======          ======          ======        ======        ======
Total return                                (2.10)%++         7.11%           4.23%          13.52%        14.97%        15.41%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.10%+           2.16%           2.14%           2.16%         2.24%         2.27%
  Net investment income                      1.11%+           1.97%           1.13%           1.33%         1.71%         2.14%
Portfolio turnover                             38%              91%            109%            183%          143%          167%
Net assets at end of period (000
  omitted)                                $41,981          $44,468         $51,800         $30,580       $21,725       $14,248

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED OCTOBER 31,                    PERIOD ENDED
                                  SIX MONTHS ENDED        ---------------------------------------------          OCTOBER 31,
                                    APRIL 30, 2001               2000             1999             1998                1997*
                                       (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                           CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $13.80             $14.02           $14.60           $13.86               $12.51
                                            ------             ------           ------           ------               ------
Income from investment operations# -
  Net investment income                     $ 0.13             $ 0.41           $ 0.29           $ 0.33               $ 0.30
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                    (0.33)              0.69             0.49             1.56                 1.21
                                            ------             ------           ------           ------               ------
      Total from investment operations      $(0.20)            $ 1.10           $ 0.78           $ 1.89               $ 1.51
                                            ------             ------           ------           ------               ------

Less distributions declared to shareholders -
  From net investment income                $(0.43)            $(0.27)          $(0.28)          $(0.23)              $(0.16)
  From net realized gain on investments
    and foreign currency transactions        (0.82)             (1.05)           (0.96)           (0.92)                --
  In excess of net investment income
    and foreign currency transactions         --                 --              (0.12)            --                   --
                                            ------             ------           ------           ------               ------
      Total distributions declared to
        shareholders                        $(1.25)            $(1.32)          $(1.36)          $(1.15)              $(0.16)
                                            ------             ------           ------           ------               ------
Net asset value - end of period             $12.35             $13.80           $14.02           $14.60               $13.86
                                            ======             ======           ======           ======               ======
Total return                                 (1.60)%++           8.19%            5.40%           14.78%               12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  1.10%+             1.16%            1.13%            1.16%                1.24%+
  Net investment income                       2.11%+             2.98%            2.08%            2.33%                2.72%+
Portfolio turnover                              38%                91%             109%             183%                 143%
Net assets at end of period (000
  omitted)                                  $1,530             $1,621           $1,587           $1,837               $1,848

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Total Return Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2001, the value of securities loaned was $12,111,535. These loans were collateralized by cash of $12,778,638 which was invested in the following short-term obligations:

                                                  PRINCIPAL     AMORTIZED COST
                                                     AMOUNT          AND VALUE
-------------------------------------------------------------------------------
Salomon Smith Barney, Inc. (GNMA Repurchase
  Agreement)                                    $12,778,638        $12,778,638

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets and 5.00% of investment income.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $7,082 for the six months ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,779 for the six month ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,466 for the six months ended April 30, 2001. Fees incurred under the distribution plan during the six months ended April 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,938 and $57,554 for Class B and Class C shares, respectively, for the six months ended April 30, 2001. Fees incurred under the distribution plan during the six months ended April 30, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2001, were $4,991, $68,289, and $6,372 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
----------------------------------------------------------------------------
U.S. government securities                     $ 30,108,057     $35,850,291
                                               ------------     -----------
Investments (non-U.S. government
  securities)                                  $105,331,280     $87,627,981
                                               ------------     -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $332,821,588
                                                                  ------------
Gross unrealized appreciation                                     $ 38,934,064
Gross unrealized depreciation                                      (13,625,687)
                                                                  ------------
    Net unrealized appreciation                                   $ 25,308,377
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED APRIL 30, 2001        YEAR ENDED OCTOBER 31, 2000
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              5,234,377       $ 63,914,110        4,375,170      $ 60,505,261
Shares issued to shareholders in
  reinvestment of distributions          1,115,598         14,035,097        1,141,297        15,423,878
Shares reacquired                       (2,572,362)       (32,618,273)      (5,955,208)      (82,372,751)
                                        ----------       ------------       ----------      ------------
    Net increase (decrease)              3,777,613       $ 45,330,934         (438,741)     $ (6,443,612)
                                        ==========       ============       ==========      ============

Class B shares
                                      SIX MONTHS ENDED APRIL 30, 2001        YEAR ENDED OCTOBER 31, 2000
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                817,632       $ 10,407,979        1,175,541      $ 16,208,204
Shares issued to shareholders in
  reinvestment of distributions            619,703          7,820,596          667,902         9,008,101
Shares reacquired                         (985,852)       (12,483,076)      (2,540,589)      (35,113,210)
                                        ----------       ------------       ----------      ------------
    Net increase (decrease)                451,483       $  5,745,499         (697,146)     $ (9,896,905)
                                        ==========       ============       ==========      ============

Class C shares
                                      SIX MONTHS ENDED APRIL 30, 2001        YEAR ENDED OCTOBER 31, 2000
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                478,247       $  6,055,969        1,120,044      $ 15,459,232
Shares issued to shareholders in
  reinvestment of distributions            176,165          2,217,918          208,517         2,803,175
Shares reacquired                         (498,153)        (6,331,112)      (1,794,659)      (24,697,500)
                                        ----------       ------------       ----------      ------------
    Net increase (decrease)                156,259       $  1,942,775         (466,098)     $ (6,435,093)
                                        ==========       ============       ==========      ============

Class I shares
                                      SIX MONTHS ENDED APRIL 30, 2001        YEAR ENDED OCTOBER 31, 2000
                                    ---------------------------------   --------------------------------
                                            SHARES             AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  5,296       $     65,234          126,150      $  1,778,946
Shares issued to shareholders in
  reinvestment of distributions             11,655            146,514           10,643           144,174
Shares reacquired                          (10,528)          (130,932)        (132,567)       (1,867,948)
                                        ----------       ------------       ----------      ------------
    Net increase                             6,423       $     80,816            4,226      $     55,172
                                        ==========       ============       ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2001, was $1,940. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                     NUMBER OF
                                                     CONTRACTS         PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                        1             $  54,757
Options written                                         2               119,988
Options terminated in closing transactions             (2)             (120,951)
                                                       --             ---------
Outstanding, end of period                              1             $  53,794
                                                       ==             =========

At April 30, 2001, the fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                             NET UNREALIZED
                                           CONTRACTS TO      IN EXCHANGE     CONTRACTS AT      APPRECIATION
                   SETTLEMENT DATE      DELIVER/RECEIVE              FOR            VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales                     06/13/01       AUD  2,735,857      $ 1,356,165      $ 1,394,305        $(38,140)
                          06/13/01       DKK 37,984,395        4,734,261        4,511,318         222,943
                          06/13/01       EUR  4,708,663        4,201,210        4,174,095          27,115
                          06/13/01       SEK 21,472,918        2,211,879        2,095,589         116,290
                                                             -----------      -----------        --------
                                                             $12,503,515      $12,175,307        $328,208
                                                             ===========      ===========        ========
Purchases                 06/13/01       AUD    304,510      $   155,209      $   155,191        $    (18)
                          06/13/01       EUR    271,261          252,471          240,465         (12,006)
                                                             -----------      -----------        --------
                                                             $   407,680      $   395,656        $(12,024)
                                                             ===========      ===========        ========

At April 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $97,206 with Deutsche Bank and $267,409 with Union Bank of Switzerland and closed forward foreign currency exchange contracts excluded above amount to a net payable of $29,959 with Merrill Lynch.

At April 30, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) GLOBAL TOTAL RETURN FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+  - Private Investor                   Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital; Professor         Ellen Moynihan*
of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.; Chairman,
Colonial Insurance Company, Ltd.                         ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+  - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any business
President, Director, and Secretary, MFS Investment       day from 9 a.m. to 5 p.m. Eastern time (or leave a
Management                                               message anytime).

Jeffrey L. Shames* - Chairman and Chief Executive        INVESTOR SERVICE
Officer, MFS Investment Management                       MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight Resources,        Boston, MA 02107-9906
Inc. (acquisition planning specialist)
                                                         For general information, call toll free:
Ward Smith+ - Former Chairman (until 1994), NACCO        1-800-225-2606 any business day from 8 a.m. to
Industries (holding company)                             8 p.m. Eastern time.

INVESTMENT ADVISER                                       For service to speech- or hearing-impaired
Massachusetts Financial Services Company                 individuals, call toll free: 1-800-637-6576 any
500 Boylston Street                                      business day from 9 a.m. to 5 p.m. Eastern time.
Boston, MA 02116-3741                                    (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges, or
500 Boylston Street                                      stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
PORTFOLIO MANAGERS
Stephen C. Bryant*
Steven R. Gorham*
Frederick J. Simmons*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL TOTAL RETURN FUND                                -------------
                                                                 PRSRT STD
[logo] M F S(R)                                                U. S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
                                                                    MFS
500 Boylston Street                                            -------------
Boston, MA 02116-3741



(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             MWT-3  06/01  XXM  24/224/324/824